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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          TITAN PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                                              94-3171940
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(State of incorporation                               (I.R.S. employee
or organization)                                      identification no.)

400 Oyster Point Boulevard, Suite 505,
South San Francisco, California                                        94080
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(Address of principal executive offices)                             (zip code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), please check the following box [x]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), please check the following box [_]

Securities Act registration statement file number to which this form relates:
______________________
(If applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                Name of Each Exchange on Which
to be so Registered                Each class is to be Registered
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Common Stock, $.001 par value      American Stock Exchange
Redeemable Class A Warrants        American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act: None

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.     DESCRIPTION OF REGISTRANTS'S SECURITIES TO BE REGISTERED.

            The Information called for by this Item 1 is incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (File No. 33-99386) filed with the Securities and Exchange Commission.

ITEM 2.     EXHIBITS

            None.

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                                   SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date:  November 11, 1998                 TITAN PHARMACEUTICALS, INC.



                                   By: /s/ ROBERT E. FARRELL
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                                       Robert E. Farrell
                                       Executive Vice President and Chief
                                       Financial Officer


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